UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) July 27, 2006
RailAmerica, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-32579	65-0328006

(Commission File Number)	(IRS Employer Identification No.)
5300 Broken Sound Boulevard, N.W., Boca Raton, Florida 33487
(Address of Principal Executive Offices) (Zip Code)
(561) 994-6015
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On July 27, 2006, RailAmerica, Inc. (the “Company”) issued a press release announcing the Company’s results of operations for the second quarter ended June 30, 2006. In addition, the Company will hold a conference call on July 27, 2006, at 10:00am EDT and post a presentation that will be used during the conference call on the Company’s website. The purpose of this Form 8-K is to furnish such press release and presentation. Attached as exhibits to this Form 8-K are the press release issued by the Company including the second quarter 2006 results of operations and the text of the presentation that will be given on the conference call. These exhibits are incorporated herein by reference.
Item 7.01. Regulation FD Disclosure
     On July 27, 2006, the Company issued a press release announcing the Company’s results of operations for the second quarter ended June 30, 2006. In addition, the Company will hold a conference call on July 27, 2006, at 10:00am EDT and post a presentation that will be used during the conference call on the Company’s website. The purpose of this Form 8-K is to furnish such press release and presentation. Attached as exhibits to this Form 8-K are the press release issued by the Company including the second quarter 2006 results of operations and the text of the presentation that will be given on the conference call. These exhibits are incorporated herein by reference.
     The attached press release and presentation contain forward-looking statements regarding future events and the performance of the Company that involve risks and uncertainties that could cause actual results and actions to differ materially, including, but not limited to, the Company’s Process Improvement Project, fuel costs, foreign currency risks, weather, casualties, Class I congestion, failure to complete proposed acquisitions, failure to successfully integrate recent acquisitions, failure to service debt, failure to complete asset sales, economic conditions, customer demand, increased competition in the relevant market, tax benefits/credits and others. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Company does update any forward-looking statement, no inference should be drawn that the Company will make additional updates with respect to that statement or any other forward-looking statements. We refer you to the documents that the Company files from time to time with the Securities and Exchange Commission, such as the Form 10-K, Form 10-Q and Form 8-K, which contain additional important factors that could cause its actual results to differ from its current expectations and from the forward-looking statements contained in the attached press release and presentation.
     The information in this Form 8-K and the exhibits attached hereto shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
     (d) The following exhibits are being furnished herewith:

Exhibit No.	Description
99.1	Press Release, dated July 27, 2006, issued by the Company announcing its second quarter 2006 operating results.

99.2	Presentation to be given on July 27, 2006, at 10:00am EDT as part of the second quarter 2006 earnings conference call.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAILAMERICA, INC.

Date: July 27, 2006	By:	/s/	Michael J. Howe

		Name:	Michael J. Howe
		Title:	Executive Vice President
and Chief Financial Officer (Principal
Financial Officer)